                                 AMENDMENT NO.3
                                 --------------


                         DATED AS OF SEPTEMBER 16, 1999


                                       TO


                      SECOND AMENDED AND RESTATED REVOLVING
                           LOAN AND SECURITY AGREEMENT


                          DATED AS OF NOVEMBER 21, 1997



                                      AMONG


                          SPECIALTY CARE NETWORK, INC.

                             SCN OF PRINCETON, INC.

                                       AND


                             BANK OF AMERICA, N.A.,
                                  AMSOUTH BANK,
                                    PARIBAS,
                           KEY CORPORATE CAPITAL, INC.

                                       AND


                         BANK OF AMERICA, N.A., AS AGENT

                                TABLE OF CONTENTS


1.           Definitions                                                       1

2.           Amendments to Agreement                                           2

3.           Representations and Warranties                                    4
             3.1 Incorporation                                                 4
             3.2 Due Authorization, No Conflicts, Etc                          5
             3.3 Due Execution, Etc                                            5

4.           Conditions Precedent                                              6
             4.1 Conditions Precedent to Effectiveness of Amendment No.3       6

5.           Effectiveness of Amendment No.3                                   8

6.           Closing                                                           8

7.           Governing Law, Etc                                                8

8.           Section Titles and Table of Contents                              8

9.           Arbitration                                                       8

10.          Counterparts                                                     10

11.          Agreement to Remain in Effect                                    10

         This Amendment No.3 to Second Amended and Restated Revolving Loan and Security Agreement, made and entered into as of this 16th day of September, 1999, by and among Specialty Care Network, Inc. (the "Borrower"); the Guarantors, jointly and severally; the various banks and lending institutions on the signature pages attached hereto together with all assignees of such banks and lending institutions (each a "Bank" and collectively the "Banks"); and Bank of America, N.A., successor to NationsBank, N.A., successor to NationsBank of Tennessee, N.A., as agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Banks, the Swingline Bank, and the Agent entered into a certain Second Amended and Restated Revolving Loan and Security Agreement dated as of November 21, 1997, as amended by Amendment No.1 thereto dated March 30, 1998 and Amendment No.2 thereto dated April 1, 1998 (collectively the "Loan Agreement"); and

         WHEREAS, the parties to the Loan Agreement desire to amend the existing Loan Agreement to convert it from a revolving loan facility to a term loan facility, to eliminate the Swingline Bank and Swingline Loan, to delete the existing financial ratios, to add Healthcare Report Cards, Inc., as a Guarantor, to pledge additional collateral, and to modify certain of the negative covenants, all as hereinafter more specifically set forth;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used in this Amendment No.3 which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

          2.      AMENDMENTS TO AGREEMENT.

         2.1 In the Exhibits to the Agreement, EXHIBIT A, being the "Form of Notes", is hereby amended by replacing the Notes attached thereto with the modified and renewed Term Loan Notes attached hereto as Replacement EXHIBIT A.

         2.2 Section I of the Agreement, DEFINITIONS, is hereby amended by deleting "NOTICE OF BORROWING", "NOTICE OF CONVERSION", "PERMITTED ACQUISITION", "PERMITTED ACQUISITION INDEBTEDNESS", "PERMITTED ACQUISITION PRICE", "REVOLVING LOANS", "SWINGLINE BANK", "SWINGLINE COMMITMENT", "SWINGLINE COMMITTED AMOUNT", "SWINGLINE LOAN","SWINGLINE NOTE", and "UNUTILIZED LOAN COMMITMENT", and by adding thereto the following new definitions as follows:

                "AMENDMENT NO.3 EFFECTIVE DATE" has the meaning specified in
        Section 5 of Amendment No.3.

                "TERM LOANS" means those term loans made pursuant to Paragraph
        2.1 hereof.

         In addition to the foregoing new definitions, the following definitions are hereby amended:

"COMMITTED AMOUNT" is hereby amended to equal that amount set forth opposite each Bank's signature hereto, which amount is for a Term Loan only; "GUARANTOR" is hereby amended to add Healthcare Report Cards, Inc. as a Guarantor; "COLLATERAL DOCUMENTS" and "PLEDGED INSTRUMENTS" are hereby amended to add the Pledge Agreement required to be executed by Healthcare Report Cards, Inc. pursuant to Paragraph 4.1(f) hereof and the stock pledged thereby, respectively, and "TOTAL COMMITMENTS" is hereby amended to replace Seventy-Five Million and No/100 Dollars ($75,000,000.00) with the figure of Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00).

         2.3 Paragraphs 2.1 through and including 2.11 are hereby deleted in their entirety.

Remaining Paragraph 2.12 is hereby re-numbered 2.2, and there is hereby inserted a new Paragraph 2.1 as follows:

        "2.1 TERM LOANS. Subject to the terms and conditions of and relying upon the representations, warranties and covenants contained in this Agreement, each Bank severally agrees to convert its existing revolving loans to the Borrower to Term Loans until the Termination Date, said Term Loans to be evidenced by the Term Loan Notes attached hereto as Replacement EXHIBIT A. Said Term Loans shall amortize and be payable at the times and at the rates set forth in said Notes; provided, on or before December 31, 1999, the Borrower shall also pay to the Banks to be applied on a prorata basis the greater of: (i) one hundred percent (100%) of all "true-up" proceeds received from the reconciliation of the current assets and liabilities of practices disposed of prior to September 3, 1999, or (ii) Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00). As restructured hereby, there shall be no Swingline Loan Subfacility nor Letter of Credit Facility, and Borrower hereby certifies to the Banks that there are no outstanding Letters of Credit issued and outstanding under the Agreement.

         2.4 Paragraphs 3.2 and 3.3 in the Agreement are hereby deleted in their entirety, and Paragraph 3.4 is hereby re-numbered as Paragraph 3.2.

         2.5 Paragraph 6.16 of the Agreement is hereby deleted in its entirety.

         2.6 Paragraph 7.5 is hereby amended to delete subparagraph (6) thereof in its entirety and to re-number subparagraphs (7) and (8) as subparagraphs (6) and (7).

         2.7 Paragraph 7.10 is hereby amended to delete subparagraph (3) thereof in its entirety and to re-number subparagraph (4) as subparagraph (3).

         2.8 Paragraph 7.13 is hereby deleted in its entirety and replaced with the following subparagraph 7.13:

        "7.13 ACQUISITIONS. Neither the Borrower nor any Subsidiary will make any Acquisition without first obtaining the prior written consent of the Majority Banks.

         2.9 The Swingline Bank is hereby deleted as a party to the Agreement (although Bank of America, N. A. remains as a party to the Agreement in its other capacities), and Healthcare Report Cards, Inc. is hereby added to the Agreement as a Guarantor thereunder. In addition, all references in this Agreement to Revolving Loans are hereby replaced with references to Term Loans, including any references in the title of this Agreement, this Agreement being hereafter entitled the "Second Amended and Restated Term Loan and Security Agreement".

         3. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment No. 3, the Borrower and Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

         3.1 INCORPORATION. Specialty Care Network, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has the corporate power to own its properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of its business or the ownership of its properties requires it to be so qualified. SCN of Princeton, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has the corporate power to own its properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of its business or the ownership of its properties requires it to be so qualified. Healthcare Report Cards, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has the corporate power to own its properties and to engage in the business its conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of its business or the ownership of its properties requires it to be so qualified.

         3.2 DUE AUTHORIZATION, NO CONFLICTS, ETC. The execution, delivery and performance by the Borrower and Guarantors of this Amendment No.3 and any and all other agreements, instruments and documents to be executed and/or delivered by the Borrower and Guarantors pursuant hereto or in connection herewith, and the consummation by the Borrower and Guarantors of the transactions contemplated hereby or thereby: (a) are within their respective corporate powers; (b) have been duly authorized by all necessary corporate action, including without limitation, the consent of stockholders where required; (c) do not and will not conflict with or result in any breach of, or constitute with the passage of time or the giving of notice or both, a default under (i) any Requirement of Law or
(ii) any agreement to which Borrower or any Guarantor is a party or by which they, or any of their respective property, is bound; and (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person other than those which have been obtained and copies of which have been delivered to the Agent pursuant to Subsection 4.1 (a)(ii) hereof, each of which is in full force and effect.

         3.3 DUE EXECUTION, ETC. This Amendment No.3 and each of the other agreements, instruments and documents to be executed and/or delivered by the Borrower or any Guarantor pursuant hereto or in connection herewith (a) has been duly executed and delivered, and (b) constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against it in accordance with its terms, subject however to state and federal bankruptcy, insolvency, reorganization and other laws and general principles of equity affecting enforcement of the rights of creditors generally.

         4. CONDITIONS PRECEDENT. The effectiveness of this Amendment No.3 is subject to the fulfillment of the following conditions precedent on or prior to the Amendment No.3 Effective Date (as hereinafter defined in Section 5 hereof):

         4.1 CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT NO.3. The Agent shall have received, on or prior to the Amendment No.3 Effective Date, the following, each dated on or prior to the Amendment No.3 Effective Date unless otherwise indicated, in form and substance satisfactory to the Agent and in sufficient copies for each Bank:

                  (a) Certified copies of (i) the resolutions of the Board of Directors of the Borrower and each Guarantor approving this Amendment No.3 and each other agreement, instrument or document to be executed by it pursuant hereto or as contemplated hereby, and (ii) all documents evidencing other necessary corporate action and required governmental and third party approvals, licenses and consents with respect to this Amendment No.3 and the transactions contemplated hereby.

                  (b) A certificate of the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names and true signatures of the officers of Borrower and each Guarantor who have been authorized to execute on behalf of Borrower and each Guarantor this Amendment No.3 and any other agreement, instrument or document executed or to be executed by Borrower or any Guarantor in connection herewith.

                  (c) A certificate dated the Amendment No.3 Effective Date signed by the President or any Vice-President of Borrower, to the following effect:

                                    (i) The representations and warranties of
                  the Borrower contained in Sections 3.1, 3.2, and 3.3 of this Amendment No.3 are true and correct on and as of such date as though made on and as of such date;

                                    (ii) No Default or Event of Default has
                  occurred and is continuing, and no Default or Event of Default would result from the execution and delivery of this Amendment No. 3 or the other agreements, instruments and documents contemplated hereby; and

                                    (iii) The Borrower has paid or agreed to pay
                  all amounts payable by it pursuant to the Agreement as amended hereby (including, without limitation, all legal fees and expenses of Banks' counsel incurred in connection herewith) to the extent then due and payable.

                           (d) Executed Term Loan Notes in the form attached hereto as Replacement EXHIBIT A.

                           (e) Executed Guaranty and Suretyship Agreement of Healthcare Report Cards, Inc., in substantially the form of EXHIBIT l hereto.

                           (f) Executed Pledge Agreement executed by Healthcare Report Cards, Inc. in favor of the Agent for the benefit of the Banks, in substantially the form of EXHIBIT 2 hereto.

                           (g) A favorable opinion of Messrs. Baker Donelson Bearman & Caldwell, counsel to the Borrower, in substantially the form of Exhibit 3 hereto, and as to such other matters as any Bank, through the Agent, may reasonably request.

                  5. EFFECTIVENESS OF AMENDMENT NO.3. This Amendment No.3 shall become effective at such time as (a) each of the conditions precedent set forth in Section 4.1 hereof shall have been satisfied, and (b) counterparts of this Amendment No. 3, executed and delivered by the Borrowers, the Guarantors, the Banks, and the Agent shall have been received by the Agent (or, alternatively, confirmation of the execution hereof by such parties shall have been received by the Agent). The date upon which the conditions described in clauses (a) and (b) of the foregoing sentence shall have been fulfilled is referred to herein as the "Amendment No.3 Effective Date".

                  6. CLOSING. The Closing under this Amendment No.3 shall occur on the Amendment Effective Date at the offices of Boult, Cummings, Conners & Berry, PLC, 414 Union Street, Nashville, Tennessee 37219, or such other location as the parties may agree.

                  7. GOVERNING LAW, ETC. This Amendment No.3 shall be governed by, and construed in accordance with, the laws of the State of Tennessee as provided in Section 10.9 of the Agreement, which Section is incorporated herein by reference and made a part hereof as though set forth in full herein.

                  8. SECTION TITLES AND TABLE OF CONTENTS. The Section Titles and Table of Contents contained in this Amendment No.3 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

                  9. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Instrument, Agreement or document or any related instruments, agreements or documents, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and

Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

                           (a) Special Rules. The arbitration shall be conducted
in the city of the Borrower's domicile at the time of the execution of this instrument, agreement or document and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days. In any such arbitration, the prevailing party will be awarded attorney's fees, costs of arbitration and all out-of-pocket expenses against the defaulting party.

                           (b) Reservation of Rights. Nothing in this
instrument, agreement or document shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose or any waivers contained in this Agreement; or (ii) be a waiver by the Agent or Banks of the protection afforded to them by 12 U.S.C. ss. 91 or any substantially equivalent state law; or (iii) limit the right of the Agent or Banks hereto (A) to exercise self help remedies such as (but not limited to) set off, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Agent or Banks may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this instrument, agreement or document. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

                  10. COUNTERPARTS. This Amendment No.3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  11. AGREEMENT TO REMAIN IN EFFECT. Except as expressly provided herein, the Agreement and each other Collateral Document shall be and shall continue in full force and effect in accordance with its respective terms.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          BORROWER
                          SPECIALTY CARE NETWORK, INC.

                          BY: D. Paul Davis
                             ---------------------------
                          TITLE: Senior Vice President, Finance
                                ---------------------------------


                          GUARANTORS AND SUBSIDIARIES

                          SCN OF PRINCETON, INC.


                          BY: /s/ PATRICK M. JAECKLE
                              ---------------------------
                          TITLE: Executive Vice President
                                 --------------------------------

                          HEALTHCARE REPORT CARDS, INC.


                          BY: Patrick M. Jaeckle
                             ---------------------------
                          TITLE: Executive Vice President
                                ---------------------------------

                          BANKS


Committed Amount:         BANK OF AMERICA, N.A., successor to NationsBank,
$5,000,000.00             N.A., successor to NationsBank of Tennessee,
                          N.A., as Agent

                          BY: Walker Choppin
                             ---------------------------
                          TITLE: Senior Vice President
                                ---------------------------------

Committed Amount:
$2,500,000.00             AMSOUTH BANK

                          BY: Cathy Wind
                             ---------------------------
                          TITLE: Vice President
                                ---------------------------------

Committed Amount:         PARIBAS
$2,500,000.00
                          BY:
                             ---------------------------
                          Russell Pomerantz         Brett I. Mehlman

                          TITLE: Director                Director
                                ---------------------------------

Committed Amount:         KEY CORPORATE CAPITAL INC.,
$2,500,000.00             A MICHIGAN CORPORATION

                          BY:
                             ---------------------------
                          TITLE:
                                ---------------------------------


                          AGENT
                          BANK OF AMERICA, N.A., AS AGENT

                          BY: Walker Choppin
                             ---------------------------
                          TITLE: Senior Vice President
                                ---------------------------------

                                                                         EXHIBIT
                                                                            A

                                 TERM LOAN NOTE
                           (Modification and Renewal)

$2,500,000.00                                               Nashville, Tennessee
                                                              September 16, 1999

         FOR VALUE RECEIVED, the undersigned Specialty Care Network, Inc. promises to pay to the order of Paribas ("Bank") the sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) with interest at the rate of three-quarters of one percent (.75%) per annum over the Bank of America Prime Rate charged by Bank of America, N.A., said interest rate to be adjusted whenever there is a change in said rate, but in no event shall the interest rate charged herein exceed the maximum rate of interest permitted to be charged under the laws in effect from time to time (the "Maximum Rate"). Bank of America Prime Rate is the fluctuating rate of interest established by the Bank from time to time as its "Prime Rate," whether or not such rate shall be otherwise published. Such Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate changes, unless otherwise herein provided. In the event that the Bank, during the term hereof, shall abolish or abandon the practice of establishing a Prime Rate, or should the same become unascertainable, the Bank shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof.

         Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Said interest shall be due and payable monthly on the then outstanding principal balance on the first (1st) day of each consecutive month, the first such payment being due October 1, 1999. Principal hereon shall also be due and payable monthly on the first (1st) day of each consecutive month as follows: Thirty-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($33,333.34) each on October 1, 1999, November 1, 1999 and December 1, 1999; Forty Thousand NoIl00 Dollars ($40,000.00) each on January 1, 2000, February 1, 2000 and March 1, 2000; Forty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($46,666.67) each on April 1, 2000, May 1, 2000 and June 1, 2000; and Fifty-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($53,333.34) each on July 1, 2000, August 1, 2000, September 1, 2000 and October 1, 2000. In addition, on December 31, 1999, the Borrower shall also pay principal in an amount as required by Paragraph 2.1 of the Loan Agreement, as hereinafter defined. On the Termination Date, November 21, 2000, the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

         This Note is a renewal and modification of that certain Revolving Loan Note from undersigned to Bank dated November 21, 1997, in the original principal amount of Fifteen Million

PAGE 1 OF A 4 PAGE NOTE                                                   DPD
                                                                       ---------
                                                                       (initial)
and No/100 Dollars ($15,000,000.00), the same having been paid down and hereby converted to a term loan. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in that certain Second Amended and Restated Revolving Loan and Security Agreement dated as of November 21, 1997 as amended by Amendment Nos. 1 through 3 thereto (as the same may be further amended, modified or restated from time to time, the "Loan Agreement") shall be used herein as defined in the Loan Agreement.

         Notwithstanding the rate of interest set forth hereinabove, if the balance of all Obligations (as such term is defined in the Loan Agreement) due from the undersigned is greater than $7,500,000.00 on April 15, 2000, then the interest rate charged hereon shall be increased on April 15, 2000 and at all times thereafter from three quarters of one percent (.75%) per annum over the Bank of America Prime Rate to one and one-half percent (1.5%) per annum over the Bank of America Prime Rate, said rate to be adjusted whenever there is a change in said rate, but in no event to exceed the Maximum Rate.

         Interest shall continue to accrue when payments are submitted by instruments representing funds not immediately available and until such funds are, in fact, collected. Both principal and interest due on this Note are payable in Nashville, Tennessee, at par in lawful money of the United States of America, in the Nashville, Tennessee Office of the Agent or at such other place as the Agent may designate in writing from time to time. Prepayments, if any, made hereon shall be applied in inverse order of maturity.

         Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of any part of interest or principal in accordance with the terms hereof, or upon failure of the undersigned to keep and perform all the covenants, promises, agreements, conditions and provisions of this Note, the Loan Agreement, any Loan Document or in any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby, subject to any applicable grace, notice or cure periods contained therein; then, in any such case, the entire unpaid principal sum evidenced by this Note, together with all accrued interest, shall, at the option of any holder, without notice, become due and payable forthwith, regardless of the stipulated Termination Date. Upon the occurrence of any default as set forth herein, at the option of holder and without notice to obligor, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is three percentage points (3 %) in excess of the above-specified interest rate, as it varies from time to time, or (ii) the Maximum Rate, regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default. Failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of said right of acceleration or stop the holder from exercising said right.


PAGE 2 OF A 4 PAGE NOTE                                                   DPD
                                                                       ---------
                                                                       (initial)

         To the extent permitted by applicable law, obligor shall pay to Bank of America, N.A. a late charge equal to four percent (4%) of any payment which is past due for a period of ten (10) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

         All persons or corporations now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives and assigns, waive demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and all other notices or demands whatsoever with respect to this Note or the enforcement hereof, and consent that the time of said payments or any part thereof may be extended by the holder hereof and assent to any substitution, exchange, or release of collateral permitted by the holder hereof, all without in any wise modifying, altering, releasing, affecting or limiting their respective liability. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The term obligor, as used in this Note, shall mean all parties, and each of them, directly or indirectly obligated for the indebtedness that this Note evidences, whether as principal, maker, endorser, surety, guarantor or otherwise.

         It is expressly understood and agreed by all parties hereto, including obligors, that if it is necessary to enforce payment of this Note through an attorney or by suit, undersigned or any obligors shall pay reasonable attorneys' fees, court costs and all costs of collection.

         This obligation is made and intended as a Tennessee contract and is to be so construed.

         ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL

PAGE 3 OF A 4 PAGE NOTE                                                   DPD
                                                                       ---------
                                                                       (initial)

SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         (b) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR
(ii) BE A WAIVER BY THE AGENT OR ANY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE AGENT OR ANY BANK HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE AGENT OR ANY BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         NOTICE OF FINAL AGREEMENT. THIS WRITTEN TERM LOAN NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Note has been duly executed by the undersigned the day and year first above written.

                                             SPECIALTY CARE NETWORK, INC.,
                                              a Delaware corporation


                                             By:  D. Paul Davis
                                                  ------------------------------
                                             Its: Senior Vice President, Finance
                                                  ------------------------------





PAGE 4 OF A 4 PAGE NOTE

                               TERM LOAN NOTE                            EXHIBIT
                          (Modification and Renewal)                        A

$2,500,000.00                                               Nashville, Tennessee
                                                              September 16, 1999


         FOR VALUE RECEIVED, the undersigned Specialty Care Network, Inc. promises to pay to the order of Amsouth Bank ("Bank") the sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) with interest at the rate of three-quarters of one percent (.75%) per annum over the Bank of America Prime Rate charged by Bank of America, N.A., said interest rate to be adjusted whenever there is a change in said rate, but in no event shall the interest rate charged herein exceed the maximum rate of interest permitted to be charged under the laws in effect from time to time (the "Maximum Rate"). Bank of America Prime Rate is the fluctuating rate of interest established by the Bank from time to time as its "Prime Rate," whether or not such rate shall be otherwise published. Such Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate changes, unless otherwise herein provided. In the event that the Bank, during the term hereof, shall abolish or abandon the practice of establishing a Prime Rate, or should the same become unascertainable, the Bank shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof.

         Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Said interest shall be due and payable monthly on the then outstanding principal balance on the first (1st) day of each consecutive month, the first such payment being due October 1, 1999. Principal hereon shall also be due and payable monthly on the first (1st) day of each consecutive month as follows: Thirty-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($33,333.34) each on October 1, 1999, November 1, 1999 and December 1, 1999; Forty Thousand No/100 Dollars ($40,000.00) each on January 1, 2000, February 1, 2000 and March 1, 2000; Forty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($46,666.67) each on April 1, 2000, May 1, 2000 and June 1, 2000; and Fifty-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($53,333.34) each on July 1, 2000, August 1, 2000, September 1, 2000 and October 1, 2000. In addition, on December 31, 1999, the Borrower shall also pay principal in an amount as required by Paragraph 2.1 of the Loan Agreement, as hereinafter defined. On the Termination Date, November 21, 2000, the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

         This Note is a renewal and modification of that certain Revolving Loan Note from undersigned to Bank dated November 21, 1997, in the original principal amount of Fifteen Million

PAGE 1 OF A 4 PAGE NOTE                                                   DPD
                                                                       ---------
                                                                       (initial)
and No/100 Dollars ($15,000,000.00), the same having been paid down and hereby converted to a term loan. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in that certain Second Amended and Restated Revolving Loan and Security Agreement dated as of November 21, 1997 as amended by Amendment Nos. 1 through 3 thereto (as the same may be further amended, modified or restated from time to time, the ("Loan Agreement") shall be used herein as defined in the Loan Agreement.

         Notwithstanding the rate of interest set forth hereinabove, if the balance of all Obligations (as such term is defined in the Loan Agreement) due from the undersigned is greater than $7,500,000.00 on April 15, 2000, then the interest rate charged hereon shall be increased on April 15, 2000 and at all times thereafter from three quarters of one percent (.75%) per annum over the Bank of America Prime Rate to one and one-half percent (1.5%) per annum over the Bank of America Prime Rate, said rate to be adjusted whenever there is a change in said rate, but in no event to exceed the Maximum Rate.

         Interest shall continue to accrue when payments are submitted by instruments representing funds not immediately available and until such funds are, in fact, collected. Both principal and interest due on this Note are payable in Nashville, Tennessee, at par in lawful money of the United States of America, in the Nashville, Tennessee Office of the Agent or at such other place as the Agent may designate in writing from time to time. Prepayments, if any, made hereon shall be applied in inverse order of maturity.

         Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of any part of interest or principal in accordance with the terms hereof, or upon failure of the undersigned to keep and perform all the covenants, promises, agreements, conditions and provisions of this Note, the Loan Agreement, any Loan Document or in any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby, subject to any applicable grace, notice or cure periods contained therein; then, in any such case, the entire unpaid principal sum evidenced by this Note, together with all accrued interest, shall, at the option of any holder, without notice, become due and payable forthwith, regardless of the stipulated Termination Date. Upon the occurrence of any default as set forth herein, at the option of holder and without notice to obligor, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is three percentage points (3%) in excess of the above-specified interest rate, as it varies from time to time, or (ii) the Maximum Rate, regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default. Failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of said right of acceleration or stop the holder from exercising said right.

PAGE 2 OF A 4 PAGE NOTE                                                   DPD
                                                                       ---------
                                                                       (initial)

         To the extent permitted by applicable law, obligor shall pay to Bank of America, N.A. a late charge equal to four percent (4%) of any payment which is past due for a period of ten (10) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

         All persons or corporations now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives and assigns, waive demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and all other notices or demands whatsoever with respect to this Note or the enforcement hereof, and consent that the time of said payments or any part thereof may be extended by the holder hereof and assent to any substitution, exchange, or release of collateral permitted by the holder hereof, all without in any wise modifying, altering, releasing, affecting or limiting their respective liability. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The term obligor, as used in this Note, shall mean all parties, and each of them, directly or indirectly obligated for the indebtedness that this Note evidences, whether as principal, maker, endorser, surety, guarantor or otherwise.

         It is expressly understood and agreed by all parties hereto, including obligors, that if it is necessary to enforce payment of this Note through an attorney or by suit, undersigned or any obligors shall pay reasonable attorneys' fees, court costs and all costs of collection.

         This obligation is made and intended as a Tennessee contract and is to be so construed.

         ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL


PAGE 3 OF A 4 PAGE NOTE                                                   DPD
                                                                       ---------
                                                                       (initial)

SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         (b) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR
(ii) BE A WAIVER BY THE AGENT OR ANY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE AGENT OR ANY BANK HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE AGENT OR ANY BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         NOTICE OF FINAL AGREEMENT. THIS WRITTEN TERM LOAN NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Note has been duly executed by the undersigned the day and year first above written.

                                        SPECIALTY CARE NETWORK, INC.,
                                         a Delaware corporation


                                        By    D. Paul Davis
                                              ----------------------------------
                                        Its:  Senior Vice President. Finance
                                              ----------------------------------






PAGE 4 OF A 4 PAGE NOTE

                                                                         EXHIBIT
                                TERM LOAN NOTE                              A
                           (Modification and Renewal)

$5,000,000.00                                               Nashville, Tennessee
                                                              September 16, 1999


         FOR VALUE RECEIVED, the undersigned Specialty Care Network, Inc. promises to pay to the order of Bank of America, N.A. ("Bank") the sum of Five Million and No/100 Dollars ($5,000,000.00) with interest at the rate of three-quarters of one percent (.75%) per annum over the Bank of America Prime Rate charged by Bank of America, N.A., said interest rate to be adjusted whenever there is a change in said rate, but in no event shall the interest rate charged herein exceed the maximum rate of interest permitted to be charged under the laws in effect from time to time (the "Maximum Rate"). Bank of America Prime Rate is the fluctuating rate of interest established by the Bank from time to time as its "Prime Rate," whether or not such rate shall be otherwise published. Such Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate changes, unless otherwise herein provided. In the event that the Bank, during the term hereof, shall abolish or abandon the practice of establishing a Prime Rate, or should the same become unascertainable, the Bank shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof.

         Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Said interest shall be due and payable monthly on the then outstanding principal balance on the first (1st) day of each consecutive month, the first such payment being due October 1, 1999. Principal hereon shall also be due and payable monthly on the first (1st) day of each consecutive month as follows: Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($66,666.67) each on October 1, 1999, November 1, 1999 and December 1, 1999; Eighty Thousand and No/100 Dollars ($80,000.00) each on January 1, 2000, February 1, 2000 and March 1, 2000; Ninety-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($93,333.34) each on April 1, 2000, May 1, 2000 and June 1, 2000; and One Hundred Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($106,666.67) each on July 1, 2000, August 1, 2000, September 1,
2000 and October 1, 2000. In addition, on December 31, 1999, the Borrower shall also pay principal in an amount as required by Paragraph 2.1 of the Loan Agreement, as hereinafter defined. On the Termination Date, November 21, 2000, the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

         This Note is a renewal and modification of that certain Revolving Loan Note from undersigned to Bank dated November 21, 1997, in the original principal amount of Thirty Million

PAGE 1 OF A 4 PAGE NOTE                                                   DPD
                                                                       ---------
                                                                       (initial)
and No/100 Dollars ($30,000,000.00), the same having been paid down and hereby converted to a term loan. An terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in that certain Second Amended and Restated Revolving Loan and Security Agreement dated as of November 21, 1997 as amended by Amendment Nos. 1 through 3 thereto (as the same may be further amended, modified or restated from time to time, the "Loan Agreement") shall be used herein as defined in the Loan Agreement.

         Notwithstanding the rate of interest set forth hereinabove, if the balance of all Obligations (as such term is defined in the Loan Agreement) due from the undersigned is greater than $7,500,000.00 on April 15, 2000, then the interest rate charged hereon shall be increased on April 15, 2000 and at all times thereafter from three quarters of one percent (.75%) per annum over the Bank of America Prime Rate to one and one-half percent (1.5%) per annum over the Bank of America Prime Rate, said rate to be adjusted whenever there is a change in said rate, but in no event to exceed the Maximum Rate.

         Interest shall continue to accrue when payments are submitted by instruments representing funds not immediately available and until such funds are, in fact, collected. Both principal and interest due on this Note are payable in Nashville, Tennessee, at par in lawful money of the United States of America, in the Nashville, Tennessee Office of the Agent or at such other place as the Agent may designate in writing from time to time. Prepayments, if any, made hereon shall be applied in inverse order of maturity

         Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of any part of interest or principal in accordance with the terms hereof, or upon failure of the undersigned to keep and perform all the covenants, promises, agreements, conditions and provisions of this Note, the Loan Agreement, any Loan Document or in any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby, subject to any applicable grace, notice or cure periods contained therein; then, in any such case, the entire unpaid principal sum evidenced by this Note, together with all accrued interest, shall, at the option of any holder, without notice, become due and payable forthwith, regardless of the stipulated Termination Date. Upon the occurrence of any default as set forth herein, at the option of holder and without notice to obligor, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is three percentage points (3 %) in excess of the above-specified interest rate, as it varies from time to time, or (ii) the Maximum Rate, regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default. Failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of said right of acceleration or stop the holder from exercising said right.



PAGE 2 OF A 4 PAGE NOTE                                                   DPD
                                                                       ---------
                                                                       (initial)

         To the extent permitted by applicable law, obligor shall pay to Bank of America, N.A. a late charge equal to four percent (4%) of any payment which is past due for a period of ten (10) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

         All persons or corporations now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives and assigns, waive demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and all other notices or demands whatsoever with respect to this Note or the enforcement hereof, and consent that the time of said payments or any part thereof may be extended by the holder hereof and assent to any substitution, exchange, or release of collateral permitted by the holder hereof, all without in any wise modifying, altering, releasing, affecting or limiting their respective liability. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The term obligor, as used in this Note, shall mean all parties, and each of them, directly or indirectly obligated for the indebtedness that this Note evidences, whether as principal, maker, endorser, surety, guarantor or otherwise.

         It is expressly understood and agreed by all parties hereto, including obligors, that if it is necessary to enforce payment of this Note through an attorney or by suit, undersigned or any obligors shall pay reasonable attorneys' fees, court costs and all costs of collection.

         This obligation is made and intended as a Tennessee contract and is to be so construed.

         ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL

PAGE 3 OF A 4 PAGE NOTE                                                   DPD
                                                                       ---------
                                                                       (initial)

SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         (b) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR
(ii) BE A WAIVER BY THE AGENT OR ANY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE AGENT OR ANY BANK HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE AGENT OR ANY BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         NOTICE OF FINAL AGREEMENT. THIS WRITTEN TERM LOAN NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Note has been duly executed by the undersigned the day and year first above written.

                                             SPECIALTY CARE NETWORK, INC.,
                                              a Delaware corporation


                                             By: D. Paul Davis
                                                 -------------------------------
                                             Its Senior Vice President. Finance
                                                 -------------------------------







PAGE 4 OF A 4 PAGE NOTE

                                                                         EXHIBIT
                                                                            A
                                 TERM LOAN NOTE
                           (Modification and Renewal)
$2,500,000.00                                               Nashville, Tennessee
                                                              September 16, 1999

         FOR VALUE RECEIVED, the undersigned Specialty Care Network, Inc. promises to pay to the order of Key Corporate Capital, Inc. ("Bank") the sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) with interest at the rate of three-quarters of one percent (.75%) per annum over the Bank of America Prime Rate charged by Bank of America, N.A., said interest rate to be adjusted whenever there is a change in said rate, but in no event shall the interest rate charged herein exceed the maximum rate of interest permitted to be charged under the laws in effect from time to time (the "Maximum Rate "). Bank of America Prime Rate is the fluctuating rate of interest established by the Bank from time to time as its "Prime Rate," whether or not such rate shall be otherwise published. Such Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate changes, unless otherwise herein provided. In the event that the Bank, during the term hereof, shall abolish or abandon the practice of establishing a Prime Rate, or should the same become unascertainable, the Bank shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof.

         Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Said interest shall be due and payable monthly on the then outstanding principal balance on the first (1st) day of each consecutive month, the first such payment being due October 1, 1999. Principal hereon shall also be due and payable monthly on the first (1st) day of each consecutive month as follows: Thirty-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($33,333.34) each on October 1, 1999, November 1, 1999 and December 1, 1999; Forty Thousand No/100 Dollars ($40,000.00) each on January 1, 2000, February 1, 2000 and March 1, 2000; Forty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($46,666.67) each on April 1, 2000, May 1, 2000 and June 1, 2000; and Fifty-Three Thousand Three Hundred Thirty-Three and 34/100 Dollars ($53,333.34) each on July 1, 2000, August 1, 2000, September 1, 2000 and October 1, 1999. In addition, on December 31, 1999, the Borrower shall also pay principal in an amount as required by Paragraph 2.1 of the Loan Agreement, as hereinafter defined. On the Termination Date, November 21, 2000, the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

         This Note is a renewal and modification of that certain Revolving Loan Note from undersigned to Bank dated November 21, 1997, in the original principal amount of Fifteen Million

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


and No/100 Dollars ($15,000,000.00), the same having been paid down and hereby converted to a term loan. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in that certain Second Amended and Restated Revolving Loan and Security Agreement dated as of November 21, 1997 as amended by Amendment Nos. 1 through 3 thereto (as the same may be further amended, modified or restated from time to time, the "Loan Agreement") shall be used herein as defined in the Loan Agreement.

         Notwithstanding the rate of interest set forth hereinabove, if the balance of all Obligations (as such term is defined in the Loan Agreement) due from the undersigned is greater than $7,500,000.00 on April 15, 2000, then the interest rate charged hereon shall be increased on April 15, 2000 and at all times thereafter from three quarters of one percent (.75%) per annum over the Bank of America Prime Rate to one and one-half percent (1.5%) per annum over the Bank of America Prime Rate, said rate to be adjusted whenever there is a change in said rate, but in no event to exceed the Maximum Rate.

         Interest shall continue to accrue when payments are submitted by instruments representing funds not immediately available and until such funds are, in fact, collected. Both principal and interest due on this Note are payable in Nashville, Tennessee, at par in lawful money of the United States of America, in the Nashville, Tennessee Office of the Agent or at such other place as the Agent may designate in writing from time to time. Prepayments, if any, made hereon shall be applied in inverse order of maturity.

         Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of any part of interest or principal in accordance with the terms hereof, or upon failure of the undersigned to keep and perform all the covenants, promises, agreements, conditions and provisions of this Note, the Loan Agreement, any Loan Document or in any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby, subject to any applicable grace, notice or cure periods contained therein; then, in any such case, the entire unpaid principal sum evidenced by this Note, together with all accrued interest, shall, at the option of any holder, without notice, become due and payable forthwith, regardless of the stipulated Termination Date. Upon the occurrence of any default as set forth herein, at the option of holder and without notice to obligor, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is three percentage points (3 %) in excess of the above-specified interest rate, as it varies from time to time, or (ii) the Maximum Rate, regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default. Failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of said right of acceleration or stop the holder from exercising said right.


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


         To the extent permitted by applicable law, obligor shall pay to Bank of America, N.A. a late charge equal to four percent (4%) of any payment which is past due for a period of ten (10) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

         All persons or corporations now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives and assigns, waive demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and all other notices or demands whatsoever with respect to this Note or the enforcement hereof, and consent that the time of said payments or any part thereof may be extended by the holder hereof and assent to any substitution, exchange, or release of collateral permitted by the holder hereof, all without in any wise modifying, altering, releasing, affecting or limiting their respective liability. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The term obligor, as used in this Note, shall mean all parties, and each of them, directly or indirectly obligated for the indebtedness that this Note evidences, whether as principal, maker, endorser, surety, guarantor or otherwise.

         It is expressly understood and agreed by all parties hereto, including obligors, that if it is necessary to enforce payment of this Note through an attorney or by suit, undersigned or any obligors shall pay reasonable attorneys' fees, court costs and all costs of collection.

         This obligation is made and intended as a Tennessee contract and is to be so construed.

         ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE UNDERSIGNED'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL


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
SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         (b) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR
(ii) BE A WAIVER BY THE AGENT OR ANY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE AGENT OR ANY BANK HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE AGENT OR ANY BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         NOTICE OF FINAL AGREEMENT. THIS WRITTEN TERM LOAN NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Note has been duly executed by the undersigned the day and year first above written.

                                             SPECIALTY CARE NETWORK, INC.,
                                              a Delaware corporation


                                             By:  D. Paul Davis
                                                  ------------------------------
                                             Its: Senior Vice President, Finance
                                                  ------------------------------







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